SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20549

                  -------------------------------------------


                                   FORM 8-K




                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported):  December 31, 1997




                          WEINGARTEN REALTY INVESTORS
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)




                     ____________________________________
                         (Commission File Number)




                          Texas                                74-1464203
                    ------------------                         ----------
            (State or other jurisdiction of                (I.R.S. Employer
             incorporation or organization)               Identification No.)
2600 Citadel Plaza Drive, P.O. Box 924133, Houston, Texas      77292-4133
---------------------------------------------------------      ----------
      (Address of principal executive offices)                 (Zip Code)




      Registrant's telephone number, including area code: (713) 866-6000
                                                          --------------

ITEM  2.  ACQUISITION OR DISPOSITION OF ASSETS

     During the year ended December 31, 1997, Weingarten Realty Investors (the "Company") acquired eight retail centers, three industrial projects and its joint venture partner's 85% interest in four other retail centers. Additionally, the Company acquired the second phase of a retail center it already owned and completed the funding of acquisition costs for a retail center upon execution of leases and satisfaction of other conditions. Material factors considered in each of the acquisitions made by the Company include historical and prospective financial performance of the center, credit quality of the tenancy, local and regional demographics, location and competition, ad valorem tax rates, condition of the property and the related anticipated level of capital expenditures required. The total investment in acquisitions during 1997 was $111.0 million. Audited financial statements and unaudited pro forma financial information on these properties are submitted in
ITEM  7.  below.


ITEM  7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS


     The following financial statements, pro forma financial statements and exhibits are filed as part of this report:

(a) and (b) Financial statements of businesses acquired and pro forma financial information:

     1.  Rainbow  Plaza  Shopping  Center

        (i)   Independent  Auditors'  Report


        (ii) Statement of Revenue and Certain Expenses for the period from January 1, 1997 to October 22, 1997

        (iii) Notes  to  Statement  of  Revenue  and  Certain  Expenses

     2.  AMRESCO/Weingarten  Joint  Venture

           i.  Mesquite  Center,  Ltd.  (A  Joint  Venture)

               (a)   Report  of  Independent  Auditors

               (b) Financial Statements for the Three Years Ended December 31, 1997

               (c)   Notes  to  Financial  Statements

          ii.  Eastdale  Center,  Ltd.  (A  Joint  Venture)

               (a)   Report  of  Independent  Auditors

               (b) Financial Statements for the Three Years Ended December 31, 1997

               (c)   Notes  to  Financial  Statements


         iii.  Coronado  Center,  Ltd.  (A  Joint  Venture)

               (a)   Report  of  Independent  Auditors

               (b) Financial Statements for the Three Years Ended December 31, 1997

               (c)   Notes  to  Financial  Statements

          iv.  Tempe  Valley  Plaza,  Ltd.  (A  Joint  Venture)

               (a)   Report  of  Independent  Auditors

               (b)   Financial Statements for the Three Years
                     Ended December 31,  1997

               (c)   Notes  to  Financial  Statements


     3.  Pro  Forma  Condensed Financial Statement (unaudited) of
         Weingarten Realty Investors, the Acquired Properties and Other Acquisitions.*

         (a) Pro Forma Condensed Statement of Consolidated Income for the Year Ended December 31, 1997

         (b)  Notes  and  Significant  Assumptions


---------------
  * A Pro Forma Consolidated Balance Sheet as of December 31, 1997 is not presented as all acquisitions covered by this Current Report on Form 8-K were completed prior to December 31, 1997 and, accordingly, are reflected in the Consolidated Balance Sheet included in the Company's Annual Report on Form 10-K for the year then ended.



RAINBOW  PLAZA  SHOPPING  CENTER

STATEMENT OF REVENUE AND CERTAIN EXPENSES FOR THE PERIOD FROM JANUARY 1, 1997 TO OCTOBER 22, 1997 AND INDEPENDENT AUDITORS' REPORT


INDEPENDENT  AUDITORS'  REPORT

To  the  Board  of  Trust  Managers  and  Shareholders  of
     Weingarten  Realty  Investors:

We have audited the accompanying statement of revenue and certain expenses of Rainbow Plaza Shopping Center (the "Plaza") for the period from January 1, 1997 to October 22, 1997. This statement of revenue and certain expenses is the responsibility of Plaza's management. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the current report on Form 8-K of Weingarten Realty Investors. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of Rainbow Plaza Shopping Center for the period from January 1, 1997 to October 22, 1997.




Deloitte  &  Touche  LLP
Houston,  Texas
April  2,  1998

RAINBOW  PLAZA  SHOPPING  CENTER

STATEMENT OF REVENUE AND CERTAIN EXPENSES FOR THE PERIOD FROM JANUARY 1, 1997 TO OCTOBER 22,1997



REVENUE:
Rental. . . . . . . . . . . . . . . . .  $2.308,428
Tenant reimbursements . . . . . . . . .     337,589
Other income. . . . . . . . . . . . . .       2,735
                                         ----------

Total revenue . . . . . . . . . . . . .   2,648,752
                                         ----------

CERTAIN EXPENSES:
Property operating and maintenance. . .     101,038
Ad valorem Taxes. . . . . . . . . . . .     109,361
                                         ----------

Total certain expenses. . . . . . . . .     210,399
                                         ----------


EXCESS OF REVENUE OVER CERTAIN EXPENSES  $2,438,353
                                         ==========




See  accompanying  notes  to  statement  of  revenue  and  certain  expenses.

RAINBOW  PLAZA  SHOPPING  CENTER


NOTES  TO  STATEMENT  OF  REVENUE  AND  CERTAIN  EXPENSES
FOR  THE  PERIOD  FROM  JANUARY  1,  1997  TO    OCTOBER  22,  1997

1.          ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

ORGANIZATION - The accompanying statement of revenue and certain expenses includes the operations of Rainbow Plaza Shopping Center (the "Plaza"), a 280,000 square foot shopping center in Las Vegas, Nevada. The Plaza was acquired by Weingarten Realty Investors (the "Company") on October 22, 1997 for $30,300,000. The Company is a Texas real estate investment trust, which is primarily involved in the acquisition, development, and management of real estate, consisting mostly of neighborhood and community shopping centers.

BASIS OF PRESENTATION - The accompanying statement was prepared to comply with the rules and regulations of the Securities and Exchange Commission for inclusion on the Current Report on Form 8-K of the Company.

The accompanying statement of revenue and certain expenses is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Plaza have been excluded. Excluded expenses consist of interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Plaza.

REVENUE RECOGNITION - Rental revenue is generally recognized on a straight-line basis over the life of the lease for operating leases. Tenant reimbursements (payments for taxes, maintenance and insurance by the lessees and for an amount based on a percentage of tenants' sales) are estimated and accrued over the lease year.

USE OF ESTIMATES - The preparation of the financial statement requires management to make use of estimates and assumptions that affect amounts reported in the financial statement as well as certain disclosures. Actual results could differ from those estimates.

2.          RENTALS  UNDER  OPERATING  LEASES

Future  minimum  rental  income for non-cancelable operating leases at October
22,  1997,  is:    $2,888,759 in 1998; $2,872,626 in 1999; $2,833,313 in 2000;
$2,814,030  in  2001;  $2,872,903  in  2002;  and  $25,841,745  thereafter.

                        REPORT OF INDEPENDENT AUDITORS



Venturers
Coronado  Center,  Ltd.


We have audited the accompanying balance sheets of Coronado Center, Ltd. (the "Joint Venture"), as of December 31, 1997 and 1996, and the related statements of income, venturers' capital, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Joint Venture's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Coronado Center, Ltd., at December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.



Ernst  &  Young  LLP
Houston,  Texas
February  20,  1998


                               Coronado Center, Ltd.
                                 (A Joint Venture)

                                  Balance Sheets


                                                                 DECEMBER 31,
                                                               1997        1996
                                                            ----------  ----------
ASSETS
Property:
Land . . . . . . . . . . . . . . . . . . . . . . . . . . .  $1,011,840  $1,011,840
Buildings and improvements . . . . . . . . . . . . . . . .   4,726,643   4,667,712
                                                             5,738,483   5,679,552

Less accumulated depreciation. . . . . . . . . . . . . . .     715,379     531,820
                                                            ----------  ----------
                                                             5,023,104   5,147,732

Accrued rent and accounts receivable, net of allowance for
  doubtful accounts of $1,736 in 1996. . . . . . . . . . .      83,139     153,142
Lease costs, net of accumulated amortization of $18,672 in
  1997 and $10,759 in 1996 . . . . . . . . . . . . . . . .      18,582      13,113
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . .     242,578     316,301
Other. . . . . . . . . . . . . . . . . . . . . . . . . . .       2,068       2,964
                                                            ----------  ----------
Total assets . . . . . . . . . . . . . . . . . . . . . . .  $5,369,471  $5,633,252
                                                            ==========  ==========

LIABILITIES AND VENTURERS' CAPITAL
Accounts payable and accrued expenses:
Affiliates . . . . . . . . . . . . . . . . . . . . . . . .  $   23,165  $   30,402
Other. . . . . . . . . . . . . . . . . . . . . . . . . . .     137,992     147,417
Rentals collected in advance . . . . . . . . . . . . . . .       9,376       8,921
Tenants' security deposits . . . . . . . . . . . . . . . .      13,620      16,592
                                                            ----------  ----------
Total liabilities. . . . . . . . . . . . . . . . . . . . .     184,153     203,332

Venturers' capital . . . . . . . . . . . . . . . . . . . .   5,185,318   5,429,920
                                                            ----------  ----------
Total liabilities and Venturers' capital . . . . . . . . .  $5,369,471  $5,633,252
                                                            ==========  ==========





                            See accompanying notes.


                                  Coronado Center, Ltd.
                                    (A Joint Venture)

                                   Statements of Income



                                                 YEAR ENDED DECEMBER 31,
                                                1997      1996      1995
                                             ---------  --------  --------
Revenues:
Rents . . . . . . . . . . . . . . . . . . .  $696,640  $854,573  $919,764
Interest income . . . . . . . . . . . . . .     3,736     3,992     3,523
                                             ---------  --------  --------
Total revenues. . . . . . . . . . . . . . .   700,376   858,565   923,287

Operating expenses:
Ad valorem taxes. . . . . . . . . . . . . .   126,078   136,862   136,721
Repairs and maintenance . . . . . . . . . .    82,117    66,996    69,725
Management fees - Weingarten Realty
Management Company. . . . . . . . . . . . .    35,019    42,929    46,165
Insurance . . . . . . . . . . . . . . . . .     8,593    10,056    10,784
General and administrative. . . . . . . . .    12,473    10,532    10,246
                                             ---------  --------  --------
Total operating expenses. . . . . . . . . .   264,280   267,375   273,641
                                             ---------  --------  --------
Income before depreciation and amortization   436,096   591,190   649,646

Depreciation and amortization . . . . . . .   192,724   185,590   177,409
                                             ---------  --------  --------
Net income. . . . . . . . . . . . . . . . .  $243,372  $405,600  $472,237
                                             =========  ========  ========





                            See accompanying notes


                             Coronado Center, Ltd.
                               (A Joint Venture)

                       Statements of Venturers' Capital



                                                               AMRESCO/
                                                              WEINGARTEN
                                             WEINGARTEN         RETAIL
                                 TOTAL      NOSTAT, INC.    PARTNERS, L.P.
Balance at December 31, 1994  $5,526,325   $     828,556   $     4,697,769
Distributions to Venturers .    (620,840)       (131,817)         (489,023)
Contributions from Venturers     213,544          32,032           181,512
Net income for 1995. . . . .     472,237          99,307           372,930
                              -----------  --------------  ----------------
Balance at December 31, 1995   5,591,266         828,078         4,763,188
Distributions to Venturers .    (595,657)       (129,328)         (466,329)
Contributions from Venturers      28,711           4,307            24,404
Net income for 1996. . . . .     405,600          86,344           319,256
                              -----------  --------------  ----------------
Balance at December 31, 1996   5,429,920         789,401         4,640,519
Distributions to Venturers .    (526,412)        (96,468)         (429,944)
Contributions from Venturers      38,438           5,766            32,672
Net income for 1997. . . . .     243,372          44,561           198,811
                              -----------  --------------  ----------------
Balance at December 31, 1997  $5,185,318   $     743,260   $     4,442,058
                              ===========  ==============  ================





                            See accompanying notes


                               Coronado Center, Ltd.
                                 (A Joint Venture)

                              Statements of Cash Flows


                                                       YEAR ENDED DECEMBER 31,
                                                    1997        1996        1995
                                                 ----------  ----------  ----------
OPERATING ACTIVITIES
Net income. . . . . . . . . . . . . . . . . . .  $ 243,372   $ 405,600   $ 472,237
Adjustments to reconcile net income to net cash
    provided by operating activities:
Depreciation and amortization . . . . . . . . .    192,724     185,590     177,409
Net effect of changes in operating accounts . .     37,086      36,601     (31,402)
                                                 ----------  ----------  ----------
Net cash provided by operating activities . . .    473,182     627,791     618,244

INVESTING ACTIVITIES
Property additions. . . . . . . . . . . . . . .    (58,931)    (21,902)    (93,100)
                                                 ----------  ----------  ----------
Net cash used in investing activities . . . . .    (58,931)    (21,902)    (93,100)

FINANCING ACTIVITIES
Distributions to Venturers. . . . . . . . . . .   (526,412)   (595,657)   (620,840)
Capital contribution from Venturers . . . . . .     38,438      28,711     213,544
                                                 ----------  ----------  ----------
Net cash used in financing activities . . . . .   (487,974)   (566,946)   (407,296)
                                                 ----------  ----------  ----------
Net (decrease) increase in cash . . . . . . . .    (73,723)     38,943     117,848
Cash at beginning of year . . . . . . . . . . .    316,301     277,358     159,510
                                                 ----------  ----------  ----------
Cash at end of year . . . . . . . . . . . . . .  $ 242,578   $ 316,301   $ 277,358
                                                 ==========  ==========  ==========






                            See accompanying notes

                             Coronado Center, Ltd.
                               (A Joint Venture)

                         Notes to Financial Statements

                               December 31, 1997

1.    NATURE  OF  JOINT  VENTURE  AND  TERMS  OF  JOINT  VENTURE  AGREEMENT

Coronado Center, Ltd. (the "Joint Venture"), was organized on August 23, 1993 by predecessor partners to Amresco/Weingarten Retail Partners, L.P. ("Amresco"), a Delaware limited partnership, as limited partner and Weingarten Nostat, Inc. ("Nostat"), a Texas corporation, as general partner. Amresco and Nostat are, collectively, the "Venturers." The business purposes of the Joint Venture include, but are not limited to, owning, refurbishing, operating, managing, and leasing a shopping center (the "Center") located in El Paso, Texas. The ownership interests of Amresco and Nostat in the Joint Venture are 85% and 15%, respectively.

For financial reporting and federal income tax purposes, net income is generally allocated to the Venturers in amounts equal to distributable funds (as defined in the Joint Venture Agreement (the "Agreement")) received by each of the Venturers during the period. Net losses shall be allocated 60% to Amresco and 40% to Nostat.

Distributable funds are determined quarterly and distributed in the following priority:

    (a) A cumulative return of 8% annual simple interest on Amresco's capital contributions.

    (b) A cumulative return of 8% annual simple interest on Nostat's capital contributions.

    (c) Remaining distributable funds shall be distributed 60% to Amresco and 40% to Nostat.

2.    SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

USE  OF  ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the balance sheet dates.

PROPERTY

Property is carried at cost. Depreciation is computed using the straight-line method based on estimated useful lives of 5 to 40 years. Repairs and maintenance are charged to expense.

LEASE  COSTS

Lease costs are amortized primarily on a straight-line basis over the lives of leases.

Rental  Revenue

Rental revenue is generally recognized on a straight-line basis over the life of the lease. Contingent rentals (payments for taxes, insurance, and maintenance by the lessees and for an amount based on a percentage of the tenants' sales) are estimated and accrued over the lease year.

INCOME  TAXES

Income taxes are not provided because each of the Venturers reports its share of taxable income or loss in its tax return.

3.    RENTALS  UNDER  OPERATING  LEASES

The Center's lease terms range from 3 years for smaller tenant spaces to 30 years for larger tenant spaces. In addition to minimum lease payments, most of the leases provide for contingent rentals.

Minimum future rental income on noncancelable operating leases as of December 31, 1997 is: $504,087 in 1998; $234,847 in 1999; $165,955 in 2000; $108,560 in
2001; $68,109 in 2002; and $110,427 thereafter. The future minimum lease payments do not include estimates for contingent rentals. Such contingent rentals aggregated $103,386, $223,587 and $268,095 in 1997, 1996 and 1995,
respectively.

4.    DISTRIBUTIONS  TO  VENTURERS

As described in Note 1, the Agreement provides for preferential distribution of distributable funds to Amresco, which is cumulative from year to year. Required distributions to Nostat, after satisfaction of Amresco's preference, are also cumulative. In accordance with the Agreement, Amresco and Nostat received a distribution of $94,327 and $15,156, respectively, in 1997 based on distributable funds of the Joint Venture at December 31, 1996. See Note 8 for additional information.

5.    RELATED  PARTY  TRANSACTIONS

Weingarten Realty Management Company ("WRMC") is the manager of the shopping center. WRMC is an affiliate of Nostat because both WRMC and Nostat are wholly owned subsidiaries of Weingarten Realty Investors ("WRI"). The Joint Venture pays WRMC a monthly management fee equal to 5% of gross income and a lump-sum leasing fee generally equal to 4% of net minimum rental, less certain exclusions defined in the Agreement. WRMC also receives fees for performing certain other operating and administrative functions, including in-house legal services. In addition, the Joint Venture reimbursed WRI for development costs. The total paid to WRMC and WRI during 1997, 1996 and 1995 was $65,791, $36,305 and $58,054, respectively.

6.    MAJOR  TENANT

Walgreens, C.R. Anthony's, and Furr's Supermarket, the major tenants of the shopping center, lease a total of 66,014 square feet or approximately 52% of the lease premises. Revenues for the years ended December 31, 1997, 1996 and 1995 were, respectively, $6,813, $120,330 and $132,922 for Walgreens, $176,278, $150,867 and $151,480 for C.R. Anthony's, and $147,986, $117,781 and
$131,507 for Furr's Supermarket. Receivables at December 31, 1997 and 1996 were, respectively, $7,639 and $400 for Walgreens, $23,329 and $1,814 for C.R. Anthony's, and $22,904 and $887 for Furr's Supermarket.

7.    CHANGES  IN  OPERATING  ACCOUNTS

The effect of changes in the operating accounts on cash flows from operating activities is as follows:

                                                YEAR ENDED DECEMBER 31,
                                               1997       1996      1995
                                             ---------  --------  ---------
Decrease (increase) in:
Accrued rent and accounts receivable. . . .  $ 70,003   $14,179   $(41,612)
Other assets - primarily lease costs. . . .   (13,738)   (8,767)    (6,808)
Increase (decrease) in:
Accounts payable and accrued expenses . . .   (16,662)   24,969     18,818
Other liabilities . . . . . . . . . . . . .    (2,517)    6,220     (1,800)
                                             ---------  --------  ---------
Net effect of changes in operating accounts  $ 37,086   $36,601   $(31,402)
                                             =========  ========  =========


8.    SUBSEQUENT  EVENT

At the close of business on December 31, 1997, WRI purchased Amresco's interest in four joint ventures, including Amresco's interest in this Joint Venture for $4,872,600. Also, WRI funded $400,000 to Amresco as the 1997 estimated quarterly distribution of distributable funds for all four joint ventures. The purchase agreement allows for final adjustments to the purchase price based on actual cash proceeds from the liquidation of year-end working capital items. This transaction is not reflected in the financial statements.

                        REPORT OF INDEPENDENT AUDITORS




Venturers
Eastdale  Center,  Ltd.


We have audited the accompanying balance sheets of Eastdale Center, Ltd. (the "Joint Venture"), as of December 31, 1997, and the related statements of income, Venturers' capital, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Joint Venture's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eastdale Center, Ltd., at December 31, 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.



Ernst  &  Young  LLP
Houston,  Texas
February  20,  1998


                               Eastdale Center, Ltd.
                                 (A Joint Venture)

                                  Balance Sheets


                                                                 DECEMBER 31,
                                                               1997        1996
                                                            ----------  ----------
ASSETS
Property:
Land . . . . . . . . . . . . . . . . . . . . . . . . . . .  $1,355,623  $1,355,623
Buildings and improvements . . . . . . . . . . . . . . . .   5,866,644   5,773,812
                                                             7,222,267   7,129,435

Less accumulated depreciation. . . . . . . . . . . . . . .     819,479     634,821
                                                            ----------  ----------
                                                             6,402,788   6,494,614

Accrued rent and accounts receivable, net of allowance for
    doubtful accounts of $4,994 in 1997. . . . . . . . . .      63,584      61,264
Lease costs, net of accumulated amortization of $31,551 in
    1997 and $21,751 in 1996 . . . . . . . . . . . . . . .      34,255      37,396
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . .     241,611     257,546
Other. . . . . . . . . . . . . . . . . . . . . . . . . . .       1,865       2,732
                                                            ----------  ----------
Total assets . . . . . . . . . . . . . . . . . . . . . . .  $6,744,103  $6,853,552
                                                            ==========  ==========

LIABILITIES AND VENTURERS' CAPITAL
Accounts payable and accrued expenses:
Affiliates . . . . . . . . . . . . . . . . . . . . . . . .  $   19,490  $   27,592
Other. . . . . . . . . . . . . . . . . . . . . . . . . . .      20,114      12,591
Rentals collected in advance . . . . . . . . . . . . . . .      37,165      36,842
Tenants' security deposits . . . . . . . . . . . . . . . .      22,936      23,287
Notes payable to affiliates. . . . . . . . . . . . . . . .     124,316      44,555
Total liabilities. . . . . . . . . . . . . . . . . . . . .     224,021     144,867

Venturers' capital . . . . . . . . . . . . . . . . . . . .   6,520,082   6,708,685
                                                            ----------  ----------
Total liabilities and Venturers' capital . . . . . . . . .  $6,744,103  $6,853,552
                                                            ==========  ==========






                           See accompanying notes.


                             Eastdale Center, Ltd.
                               (A Joint Venture)

                             Statements of Income


                                        YEAR ENDED DECEMBER 31,
                                       1997      1996      1995
                                     --------  --------  --------
Revenues:
Rents . . . . . . . . . . . . . . .  $928,429  $984,006  $921,792
Interest income . . . . . . . . . .     3,363     3,186     3,126
                                     --------  --------  --------
Total revenues. . . . . . . . . . .   931,792   987,192   924,918

Operating expenses:
Ad valorem taxes. . . . . . . . . .    64,887    65,058    63,377
Repairs and maintenance . . . . . .    81,636    67,464    67,460
Management fees - Weingarten Realty
   Management Company . . . . . . .    46,590    49,360    46,246
Insurance . . . . . . . . . . . . .     7,816     9,548    10,107
Advertising and promotion . . . . .    12,340    12,000    12,000
General and administrative. . . . .     9,838    11,399    12,053
Interest. . . . . . . . . . . . . .     7,664     2,208         -
                                     --------  --------  --------
Total operating expenses. . . . . .   230,771   217,037   211,243
                                     --------  --------  --------
Income before depreciation and
      amortization. . . . . . . . .   701,021   770,155   713,675

Depreciation and amortization . . .   202,179   190,787   167,751
                                     --------  --------  --------
Net income. . . . . . . . . . . . .  $498,842  $579,368  $545,924
                                     ========  ========  ========





                           See accompanying notes.


                             Eastdale Center, Ltd.
                               (A Joint Venture)

                       Statements of Venturers' Capital



                                                               AMRESCO/
                                                              WEINGARTEN
                                             WEINGARTEN         RETAIL
                                 TOTAL      NOSTAT, INC.    PARTNERS, L.P.
                              -----------  --------------  ----------------
Balance at December 31, 1994  $6,887,640   $   1,024,368   $     5,863,272
Distributions to Venturers .    (727,807)       (151,731)         (576,076)
Contributions from Venturers      77,602          11,640            65,962
Net income for 1995. . . . .     545,924         113,140           432,784
                              -----------  --------------  ----------------
Balance at December 31, 1995   6,783,359         997,417         5,785,942
Distributions to Venturers .    (763,205)       (163,134)         (600,071)
Contributions from Venturers     109,163          16,374            92,789
Net income for 1996. . . . .     579,368         123,547           455,821
                              -----------  --------------  ----------------
Balance at December 31, 1996   6,708,685         974,204         5,734,481
Distributions to Venturers .    (719,267)       (144,722)         (574,545)
Contributions from Venturers      31,822           4,773            27,049
Net income for 1997. . . . .     498,842          98,172           400,670
Balance at December 31, 1997  $6,520,082   $     932,427   $     5,587,655
                              ===========  ==============  ================






                           See accompanying notes.


                               Eastdale Center, Ltd.
                                 (A Joint Venture)

                              Statements of Cash Flows


                                                       YEAR ENDED DECEMBER 31,
                                                    1997        1996        1995
                                                 ----------  ----------  ----------
OPERATING ACTIVITIES
Net income. . . . . . . . . . . . . . . . . . .  $ 498,842   $ 579,368   $ 545,924
Adjustments to reconcile net income to net cash
    provided by operating activities:
Depreciation and amortization . . . . . . . . .    202,179     190,787     167,751
Net effect of changes in operating accounts . .    (16,440)     35,745     (67,392)
                                                 ----------  ----------  ----------
Net cash provided by operating activities . . .    684,581     805,900     646,283

INVESTING ACTIVITIES
Property additions. . . . . . . . . . . . . . .    (92,832)    (39,446)   (137,547)
                                                 ----------  ----------  ----------
Net cash used in investing activities . . . . .    (92,832)    (39,446)   (137,547)

FINANCING ACTIVITIES
Distributions to Venturers. . . . . . . . . . .   (719,267)   (763,205)   (727,807)
Capital contribution from Venturers . . . . . .     31,822     109,163      77,602
Proceeds from debt - affiliate. . . . . . . . .     79,761      36,090       8,465
                                                 ----------  ----------  ----------
Net cash used in financing activities . . . . .   (607,684)   (617,952)   (641,740)
                                                 ----------  ----------  ----------
Net increase (decrease) in cash . . . . . . . .    (15,935)    148,502    (133,004)
Cash at beginning of year . . . . . . . . . . .    257,546     109,044     242,048
                                                 ----------  ----------  ----------
Cash at end of year . . . . . . . . . . . . . .  $ 241,611   $ 257,546   $ 109,044
                                                 ==========  ==========  ==========






                           See accompanying notes.

                            Eastdale Center, Ltd.
                              (A Joint Venture)

                        Notes to Financial Statements

                              December 31, 1997

1.  NATURE  OF  JOINT  VENTURE  AND  TERMS  OF  JOINT  VENTURE  AGREEMENT

Eastdale Center, Ltd. (the "Joint Venture"), was organized December 28, 1992 by predecessor partners to Amresco/Weingarten Retail Partners, L.P.
("Amresco"), a Delaware limited partnership, as limited partner, and Weingarten Nostat, Inc. ("Nostat"), a Texas corporation, as general partner. Amresco and Nostat are, collectively, the "Venturers." The business purposes of the Joint Venture include, but are not limited to, owning, refurbishing, operating, managing, and leasing a shopping center (the "Center") located in Albuquerque, New Mexico. The ownership interests of Amresco and Nostat in the Joint Venture are 85% and 15%, respectively.

For financial reporting and federal income tax purposes, net income is generally allocated to the Venturers in amounts equal to distributable funds (as defined in the Joint Venture Agreement) received by each of the Venturers during the period. Net losses shall be allocated 60% to Amresco and 40% to Nostat.

Distributable funds are determined quarterly and distributed in the following priority:

     (a)    The  repayment  of  any  accrued  interest  on  loans.

     (b) A cumulative return of 8% annual simple interest on Amresco's capital contributions.

     (c) A cumulative return of 8% annual simple interest on Nostat's capital contributions.

     (d) Remaining distributable funds shall be distributed 60% to Amresco and 40% to Nostat.

2.  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

USE  OF  ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the balance sheet dates.

PROPERTY

Property is carried at cost. Depreciation is computed using the straight-line method based on estimated useful lives of 5 to 40 years. Repairs and maintenance are charged to expense.

LEASE  COSTS

Lease costs are amortized primarily on a straight-line basis over the lives of the leases.

RENTAL  REVENUE

Rental revenue is generally recognized on a straight-line basis over the lives of the leases. Contingent rentals (payments for taxes, insurance, and maintenance by the lessees and for an amount based on a percentage of the tenants' sales) are estimated and accrued over the lease year.

INCOME  TAXES

Income taxes are not provided because each of the Venturers reports its share of taxable income or loss in its tax return.

3.  RENTALS  UNDER  OPERATING  LEASES

The Center's lease terms range from 3 years for smaller tenant spaces to 25 years for larger tenant spaces. In addition to minimum lease payments, most of the leases provide for contingent rentals.

Minimum future rental income on noncancelable operating leases as of December 31, 1997 is: $749,763 in 1998; $724,780 in 1999; $701,353 in 2000; $606,899 in
2001; $432,451 in 2002; and $2,355,504 thereafter. The future minimum lease payments do not include estimates for contingent rentals. Such contingent rentals aggregated $146,603, $151,734, and $147,948 in 1997, 1996 and 1995,
respectively.

4.  DISTRIBUTIONS  TO  VENTURERS

As described in Note 1, the Joint Venture Agreement (the "Agreement") provides for preferential distribution, as defined, to Amresco, which is cumulative from year to year. Required distributions to Nostat, after satisfaction of Amresco's preference, are also cumulative. In accordance with the Agreement, Amresco and Nostat received a distribution of $137,421 and $31,802, respectively, in 1997 based on distributable funds of the Joint Venture at December 31, 1996. See Note 9 for additional information.

5.  NOTES  PAYABLE  TO  AFFILIATES

At  December  31,  1997,  notes  payable  to  affiliates  were  as  follows:


                                                                      AMRESCO/
                                                                     WEINGARTEN
                                                     WEINGARTEN        RETAIL
                                           TOTAL    NOSTAT, INC.    PARTNERS, L.P.
                                          --------  -------------  ---------------
Mandatory loans, bearing interest at 8 %  $124,316  $      49,726  $        74,590


6.  RELATED  PARTY  TRANSACTIONS

Weingarten Realty Management Company ("WRMC") is the manager of the Center. WRMC is an affiliate of Nostat because both WRMC and Nostat are wholly owned subsidiaries of Weingarten Realty Investors

("WRI"). The Joint Venture pays WRMC a monthly management fee equal to 5% of gross income and a lump-sum leasing fee generally equal to 4% of net minimum rental, less certain exclusions defined in the Agreement. WRMC also receives fees for performing certain other operating and administrative functions, including in-house legal services. In addition, the Joint Venture reimbursed WRI for performing certain operating and administrative functions, including development costs. Total payments to WRI and its subsidiary during 1997, 1996, and 1995 were $78,774, $51,235, and $85,814, respectively.


7.  MAJOR  TENANT

Skaggs Companies, Inc. ("Skaggs"), the major tenant of the Center, leases a total of 54,250 square feet, or approximately 49% of the leased premises. Revenues from Skaggs for the years ended December 31, 1997 and 1996, and 1995 were $462,770, $459,869, and $467,529, respectively, and receivables at December 31, 1997 and 1996 were $33,560 and $33,822, respectively.

8.  CHANGES  IN  OPERATING  ACCOUNTS

The effect of changes in the operating accounts on cash flows from operating activities is as follows:

                                                 YEAR ENDED DECEMBER 31,
                                               1997       1996       1995
                                             ---------  ---------  ---------
Decrease (increase) in:
Accrued rent and accounts receivable         $ (2,320)  $ (4,408)  $  3,138
Other assets - primary lease costs            (13,513)   (20,038)   (30,107)

Increase (decrease) in:
Accounts payable and accrued expenses            (579)    21,024     (9,466)
Other liabilities                                 (28)    39,167    (30,957)
                                             ---------             ---------
Net effect of changes in operating accounts  $(16,440)  $ 35,745   $(67,392)
                                             =========  =========  =========


9.  SUBSEQUENT  EVENT

At the close of business on December 31, 1997, WRI purchased Amresco's interest in four joint ventures, including Amresco's interest in this Joint Venture for $6,117,400. Also, WRI funded $400,000 to Amresco as the 1997 estimated quarterly distribution of distributable funds for all four joint ventures. The purchase agreement allows for final adjustments to the purchase price based on actual cash proceeds from the liquidation of year-end working capital items. This transaction is not reflected in the financial statements.

                        Report of Independent Auditors



Venturers
Mesquite  Center,  Ltd.


We have audited the accompanying balance sheets of Mesquite Center, Ltd (the "Joint Venture"), as of December 31, 1997, and the related statements of income, Venturers' capital, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Joint Venture's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mesquite Center, Ltd, at December 31, 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.



Ernst  &  Young  LLP
Houston,  Texas
February  20,  1998


                                 Mesquite Center, Ltd.
                                   (A Joint Venture)

                                     Balance Sheets


                                                                     DECEMBER 31,
                                                                  1997         1996
                                                               -----------  -----------
ASSETS
Property:
Land. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 1,715,197  $ 1,715,197
Buildings and improvements. . . . . . . . . . . . . . . . . .    8,479,368    8,456,879
Construction-in-progress. . . . . . . . . . . . . . . . . . .          800          750
                                                               -----------  -----------
                                                                10,195,365   10,172,826

Less accumulated depreciation . . . . . . . . . . . . . . . .    1,346,489    1,048,054
                                                               -----------  -----------
                                                                 8,848,876    9,124,772

Accrued rent and accounts receivable, net of allowance for
   doubtful accounts of $143,615 in 1997 and $106,000 in 1996       28,404      159,683
Lease costs, net of accumulated amortization of $143,185 in
   1997 and $109,220 in 1996. . . . . . . . . . . . . . . . .      175,570      199,261
Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      749,514      642,068
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4,285        4,595
                                                               -----------  -----------
Total assets. . . . . . . . . . . . . . . . . . . . . . . . .  $ 9,806,649  $10,130,379
                                                               ===========  ===========

LIABILITIES AND VENTURERS' CAPITAL
Accounts payable and accrued expenses:
Affiliates. . . . . . . . . . . . . . . . . . . . . . . . . .  $    39,067  $    40,243
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . .      380,540      341,479
Rentals collected in advance. . . . . . . . . . . . . . . . .       44,058       53,951
Tenants' security deposits. . . . . . . . . . . . . . . . . .       25,556       31,815
Notes payable to affiliates . . . . . . . . . . . . . . . . .      154,967      102,347
Total liabilities . . . . . . . . . . . . . . . . . . . . . .      644,188      569,835

Venturers' capital. . . . . . . . . . . . . . . . . . . . . .    9,162,461    9,560,544
                                                               -----------  -----------
Total liabilities and Venturers' capital. . . . . . . . . . .  $ 9,806,649  $10,130,379
                                                               ===========  ===========





                           See accompanying notes.


                             Mesquite Center, Ltd.
                               (A Joint Venture)

                             Statements of Income


                                           YEAR ENDED DECEMBER 31,
                                        1997        1996        1995
                                     ----------  ----------  ----------
Revenues:
Rents . . . . . . . . . . . . . . .  $1,659,727  $1,767,347  $1,711,678
Interest income . . . . . . . . . .       7,807       8,413       8,466
Total revenues. . . . . . . . . . .   1,667,534   1,775,760   1,720,144

Operating expenses:
Ad valorem taxes. . . . . . . . . .     317,169     303,939     273,608
Repairs and maintenance . . . . . .     138,502     123,785     106,306
Management fees - Weingarten Realty
  Management Company. . . . . . . .      83,377      88,788      86,007
Insurance . . . . . . . . . . . . .      12,555      13,680      12,609
General and administrative. . . . .       9,634      10,690       9,227
Interest. . . . . . . . . . . . . .      12,561       8,465       7,573
Total operating expenses. . . . . .     573,798     549,347     495,330
                                     ----------  ----------  ----------
Income before depreciation and
  amortization. . . . . . . . . . .   1,093,736   1,226,413   1,224,814

Depreciation and amortization . . .     342,100     344,954     319,245
                                     ----------  ----------  ----------
Net income. . . . . . . . . . . . .  $  751,636  $  881,459  $  905,569
                                     ==========  ==========  ==========






                           See accompanying notes.


                             Mesquite Center, Ltd.
                               (A Joint Venture)

                       Statements of Venturers' Capital



                                                                AMRESCO/
                                                               WEINGARTEN
                                             WEINGARTEN/         RETAIL
                                 TOTAL       NOSTAT, INC.    PARTNERS, L.P.
                              ------------  --------------  ----------------
Balance at December 31, 1994  $10,187,445   $   1,520,663   $     8,666,782
Distributions to Venturers .   (1,223,183)       (284,250)         (938,933)
Contributions from Venturers       13,384           2,018            11,366
Net income for 1995. . . . .      905,569         211,407           694,162
                              ------------  --------------  ----------------
Balance at December 31, 1995    9,883,215       1,449,838         8,433,377
Distributions to Venturers .   (1,243,075)       (290,372)         (952,703)
Contributions from Venturers       38,945           5,842            33,103
Net income for 1996. . . . .      881,459         205,603           675,856
                              ------------  --------------  ----------------
Balance at December 31, 1996    9,560,544       1,370,911         8,189,633
Distributions to Venturers .   (1,171,876)       (261,664)         (910,212)
Contributions from Venturers       22,157           3,323            18,834
Net income for 1997. . . . .      751,636         174,605           577,031
Balance at December 31, 1997  $ 9,162,461   $   1,287,175   $     7,875,286
                              ============  ==============  ================






                           See accompanying notes.


                                  Mesquite Center, Ltd.
                                    (A Joint Venture)

                                 Statements of Cash Flows


                                                          YEAR ENDED DECEMBER 31,
                                                     1997          1996          1995
                                                 ------------  ------------  ------------
OPERATING ACTIVITIES
Net income. . . . . . . . . . . . . . . . . . .  $   751,636   $   881,459   $   905,569
Adjustments to reconcile net income to net cash
  provided by operating activities:
Depreciation and amortization . . . . . . . . .      342,100       344,954       319,245
Net effect of changes in operating accounts . .      133,348        49,901       (60,319)
                                                 ------------  ------------  ------------
Net cash provided by operating activities . . .    1,227,084     1,276,314     1,164,495

INVESTING ACTIVITIES
Property additions. . . . . . . . . . . . . . .      (22,539)      (51,721)      (81,623)
                                                 ------------  ------------  ------------
Net cash used in investing activities . . . . .      (22,539)      (51,721)      (81,623)

FINANCING ACTIVITIES
Distributions to Venturers. . . . . . . . . . .   (1,171,876)   (1,243,075)   (1,223,183)
Capital contribution from Venturers . . . . . .       22,157        38,945        13,384
Proceeds from debt - affiliate. . . . . . . . .       52,620        16,836        85,511
Net cash used in financing activities . . . . .   (1,097,099)   (1,187,294)   (1,124,288)
                                                 ------------  ------------  ------------
Net increase (decrease) in cash . . . . . . . .      107,446        37,299       (41,416)
Cash at beginning of year . . . . . . . . . . .      642,068       604,769       646,185
                                                 ------------  ------------  ------------
Cash at end of year . . . . . . . . . . . . . .  $   749,514   $   642,068   $   604,769
                                                 ============  ============  ============







                           See accompanying notes.

                            Mesquite Center, Ltd.
                              (A Joint Venture)

                        Notes to Financial Statements

                              December 31, 1997


1.  NATURE  OF  JOINT  VENTURE  AND  TERMS  OF  JOINT  VENTURE  AGREEMENT

Mesquite Center, Ltd. (the "Joint Venture"), was organized on October 27, 1992 by predecessor partners to Amresco/Weingarten Retail Partners, L.P.
("Amresco"), a Delaware limited partnership, as limited partner, and Weingarten/Nostat, Inc. ("Nostat"), a Texas corporation, as general partner. Amresco and Nostat are, collectively, the "Venturers." The business purposes of the Joint Venture include, but are not limited to, owning, refurbishing, operating, managing, and leasing a shopping center located in Mesquite, Texas (the "Center"). The ownership interests of Amresco and Nostat in the Joint Venture are 85% and 15%, respectively.

For financial reporting and federal income tax purposes, net income is generally allocated to the Venturers in amounts equal to distributable funds (as defined in the Joint Venture Agreement (the "Agreement")) received by each of the Venturers during the period. Net losses shall be allocated 60% to Amresco and 40% to Nostat.

Distributable funds are determined quarterly and distributed in the following priority:

     (a)    The  repayment  of  any  accrued  interest  on  loans.

     (b) A cumulative return of 8% annual simple interest on Amresco's capital contributions.

     (c) A cumulative return of 8% annual simple interest on Nostat's capital contributions.

     (d) Remaining distributable funds shall be distributed 60% to Amresco and 40% to Nostat.

2.  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

USE  OF  ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the balance sheet dates.

PROPERTY

Property is carried at cost. Depreciation is computed using the straight-line method based on estimated useful lives of 5 to 40 years. Repairs and maintenance are charged to expense.

LEASE  COSTS

Lease costs are amortized primarily on a straight-line basis over the lives of leases

RENTAL  REVENUE

Rental revenue is generally recognized on a straight-line basis over the life of the lease. Contingent rentals (payments for taxes, insurance, and maintenance by the lessees and for an amount based on a percentage of the tenants' sales) are estimated and accrued over the lease year.

INCOME  TAXES

Income taxes are not provided because each of the Venturers reports its share of taxable income or loss in its tax return.

3.  RENTALS  UNDER  OPERATING  LEASES

The Center's lease terms range from 3 years for smaller tenant spaces to 20 years for larger tenant spaces. In addition to minimum lease payments, most of the leases provide for contingent rentals.

Minimum future rental income on noncancelable operating leases as of December 31, 1997 is: $1,232,381 in 1998, $1,187,606 in 1999, $1,165,220 in 2000,
$1,028,414  in  2001,  $947,415 in 2002, and $2,455,378 thereafter. The future minimum lease payments do not include estimates for contingent rentals. Such contingent rentals aggregated $415,289, $425,079, and $379,175 in 1997, 1996, and  1995,  respectively.

4.  DISTRIBUTIONS  TO  VENTURERS

As described in Note 1, the Agreement provides for preferential distribution of distributable funds to Amresco, which is cumulative from year to year. Required distributions to Nostat, after satisfaction of Amresco's preference, are also cumulative. In accordance with the Agreement, Amresco and Nostat received distributions of $214,680 and $56,436, respectively, in 1997 based on distributable funds of the Joint Venture at December 31, 1996. See Note 9 for additional information.

5.  NOTES  PAYABLE  TO  AFFILIATES

At  December  31,  1997,  notes  payable  to  affiliates  were  as  follows:


                                                                     AMRESCO/
                                                                    WEINGARTEN
                                                      WEINGARTEN/     RETAIL
                                             TOTAL    NOSTAT, INC. PARTNERS, L.P.
Mandatory loans, bearing interest at 8 %    $154,967  $    61,987  $       92,980


6.  RELATED  PARTY  TRANSACTIONS

Weingarten Realty Management Company ("WRMC") is the manager of the Center. WRMC is an affiliate of Nostat because both WRMC and Nostat are wholly owned subsidiaries of Weingarten Realty Investors ("WRI"). The Joint Venture pays
WRMC a monthly management fee equal to 5% of gross income and a lump-sum leasing fee generally equal to 4% of net minimum rental, less certain exclusions defined in the Agreement. WRMC also receives fees for performing certain other operating and administrative functions including in-house legal services. In addition, the Joint Venture reimbursed WRI for development and insurance costs. Total payments to WRMC and WRI during 1997, 1996, and 1995 were $105,261, $88,790, and $107,768, respectively.

7.  MAJOR  TENANT

Minyards Food Stores, Inc. ("Minyards"), and Baby Superstore, major tenants of the Center, lease a total of 102,963 square feet, or approximately 57% of the leased premises. Revenues for the years ended December 31, 1997, 1996 and 1995 were $519,803, $507,301, and $495,479, respectively, for Minyards and $332,880, $327,219, and $316,912, respectively, for Baby Superstore.
Receivables at December 31, 1997 and 1996 were $2,929 and $114,931, respectively, for Minyards and $1,401 for Baby Superstore at December 31, 1997.

8.  CHANGES  IN  OPERATING  ACCOUNTS

The effect of changes in the operating accounts on cash flows from operating activities is as follows:

                                                 YEAR ENDED DECEMBER 31,
                                               1997       1996       1995
                                             ---------  ---------  ---------
(Increase) decrease in:
Accrued rent and accounts receivable         $131,279   $(18,141)  $  8,471
Other assets - primarily lease costs          (19,664)   (37,079)   (38,335)
Increase (decrease) in:
Accounts payable and accrued expenses          37,885     54,261      6,544
Other liabilities                             (16,152)    50,860    (36,999)
                                             ---------  ---------  ---------
Net effect of changes in operating accounts  $133,348   $ 49,901   $(60,319)
                                             =========  =========  =========


9.  SUBSEQUENT  EVENT

At the close of business on December 31, 1997, WRI purchased Amresco's interest in four joint ventures, including Amresco's interest in this Joint Venture for $8,814,500. Also, WRI funded $400,000 to Amresco as the 1997 estimated quarterly distribution of distributable funds for all four joint ventures. The purchase agreement allows for final adjustments to the purchase price based on actual cash proceeds from the liquidation of year-end working capital items. This transaction is not reflected in the financial statements.

44



                        REPORT OF INDEPENDENT AUDITORS



Venturers
Tempe  Valley  Plaza,  Ltd.


We have audited the accompanying balance sheets of Tempe Valley Plaza, Ltd. (the "Joint Venture"), as of December 31, 1997, and the related statements of income, Venturers' capital, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Joint Venture's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tempe Valley Plaza, Ltd., at December 31, 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.




Ernst  &  Young  LLP
Houston,  Texas
February  20,  1998


                             Tempe Valley Plaza, Ltd.
                                 (A Joint Venture)

                                  Balance Sheets


                                                                  DECEMBER 31,
                                                               1997        1996
                                                            ----------  ----------
ASSETS
Property:
Land . . . . . . . . . . . . . . . . . . . . . . . . . . .  $1,233,837  $1,233,837
Building and improvements. . . . . . . . . . . . . . . . .   5,980,146   5,405,499
Construction-in-progress . . . . . . . . . . . . . . . . .           -     249,472
                                                            ----------  ----------
                                                             7,213,983   6,888,808

Less accumulated depreciation. . . . . . . . . . . . . . .     739,205     518,103
                                                            ----------  ----------
                                                             6,474,778   6,370,705

Accrued rent and accounts receivable, net of allowance for
   doubtful accounts of $4,300 in 1997 and $67 in 1996 . .      95,610     129,080
Lease costs, net of accumulated amortization of $72,908 in
   1997 and $43,151 in 1996. . . . . . . . . . . . . . . .     165,344      79,135
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . .     300,626     259,009
Other. . . . . . . . . . . . . . . . . . . . . . . . . . .       4,851       5,967
                                                            ----------
Total assets . . . . . . . . . . . . . . . . . . . . . . .  $7,041,209  $6,843,896
                                                            ==========  ==========

LIABILITIES AND VENTURERS' CAPITAL
Accounts payable and accrued expenses:
Affiliates . . . . . . . . . . . . . . . . . . . . . . . .  $   23,341  $   35,132
Other. . . . . . . . . . . . . . . . . . . . . . . . . . .     120,934     173,097
Rentals collected in advance . . . . . . . . . . . . . . .      21,462       8,762
Tenants' security deposits . . . . . . . . . . . . . . . .      27,961      23,511
Notes payable to affiliates. . . . . . . . . . . . . . . .     160,868           -
Total liabilities. . . . . . . . . . . . . . . . . . . . .     354,566     240,502

Venturers' capital . . . . . . . . . . . . . . . . . . . .   6,686,643   6,603,394
Total liabilities and Venturers' capital . . . . . . . . .  $7,041,209  $6,843,896
                                                            ==========  ==========





                           See accompanying notes.


                           Tempe Valley Plaza, Ltd.
                               (A Joint Venture)

                             Statements of Income


                                         YEAR ENDED DECEMBER 31,
                                        1997       1996       1995
                                     ----------  --------  ----------
Revenues:
Rents . . . . . . . . . . . . . . .  $1,096,535  $994,836  $1,035,027
Interest income . . . . . . . . . .       4,488     4,566       4,380
                                     ----------  --------
Total revenues. . . . . . . . . . .   1,101,023   999,402   1,039,407

Operating expenses:
Ad valorem taxes. . . . . . . . . .     189,424   192,438     193,803
Repairs and maintenance . . . . . .     112,061   101,032      82,185
Management fees - Weingarten Realty
  Management Company. . . . . . . .      55,051    49,970      51,803
Insurance . . . . . . . . . . . . .       9,592    11,240      11,626
General and administrative. . . . .      10,456    11,649      11,875
Interest. . . . . . . . . . . . . .       5,546         -           -
                                     ----------  --------  ----------
Total operating expenses. . . . . .     382,130   366,329     351,292
                                     ----------  --------  ----------
Income before depreciation and
  amortization. . . . . . . . . . .     718,893   633,073     688,115

Depreciation and amortization . . .     254,339   204,385     192,118
Net income. . . . . . . . . . . . .  $  464,554  $428,688  $  495,997
                                     ==========  ========  ==========





                           See accompanying notes.


                           Tempe Valley Plaza, Ltd.
                               (A Joint Venture)

                       Statements of Venturers' Capital



                                                               AMRESCO/
                                                              WEINGARTEN
                                            WEINGARTEN/         RETAIL
                                 TOTAL      NOSTAT, INC.     PARTNERS, L.P.
Balance at December 31, 1994  $6,587,656   $     979,108   $    5,608,548
Distributions to Venturers .    (609,851)       (145,264)        (464,587)
Contributions from Venturers      81,870          12,280           69,590
Net income for 1995. . . . .     495,997         133,227          362,770
                              -----------  --------------  ---------------
Balance at December 31, 1995   6,555,672         979,351        5,576,321
Distributions to Venturers .    (663,831)       (132,316)        (531,515)
Contributions from Venturers     282,865          42,429          240,436
Net income for 1996. . . . .     428,688          79,571          349,117
                              -----------  --------------  ---------------
Balance at December 31, 1996   6,603,394         969,035        5,634,359
Distributions to Venturers .    (680,786)       (132,045)        (548,741)
Contributions from Venturers     299,481          44,922          254,559
Net income for 1997. . . . .     464,554         106,244          358,310
                              -----------  --------------  ---------------
Balance at December 31, 1997  $6,686,643   $     988,156   $    5,698,487
                              ===========  ==============  ===============






                           See accompanying notes.


                              Tempe Valley Plaza, Ltd.
                                 (A Joint Venture)

                              Statements of Cash Flows

                                                       YEAR ENDED DECEMBER 31,
                                                    1997        1996        1995
                                                 ----------  ----------  ----------
OPERATING ACTIVITIES
Net income. . . . . . . . . . . . . . . . . . .  $ 464,554   $ 428,688   $ 495,997
Adjustments to reconcile net income to net cash
   provided by operating activities:
Depreciation and amortization . . . . . . . . .    254,339     204,385     192,118
Net effect of changes in operating accounts
                                                   (74,140)    (15,646)     51,629
                                                 ----------  ----------  ----------
Net cash provided by operating activities . . .    644,753     617,427     739,744

INVESTING ACTIVITIES
Property additions. . . . . . . . . . . . . . .   (382,699)   (301,997)    (60,051)
                                                 ----------  ----------  ----------
Net cash used in investing activities . . . . .   (382,699)   (301,997)    (60,051)

FINANCING ACTIVITIES
Distributions to Venturers. . . . . . . . . . .   (680,786)   (663,831)   (609,851)
Capital contribution from Venturers . . . . . .    299,481     282,865      81,870
Proceeds from debt - affiliate. . . . . . . . .    160,868           -           -
                                                 ----------  ----------  ----------
Net cash used in financing activities . . . . .   (220,437)   (380,966)   (527,981)
                                                 ----------  ----------  ----------
Net increase (decrease) in cash . . . . . . . .     41,617     (65,536)    151,712
Cash at beginning of year . . . . . . . . . . .    259,009     324,545     172,833
Cash at end of year . . . . . . . . . . . . . .  $ 300,626   $ 259,009   $ 324,545
                                                 ==========  ==========  ==========







                           See accompanying notes.

                           Tempe Valley Plaza, Ltd.
                              (A Joint Venture)

                        Notes to Financial Statements

                              December 31, 1997


1.  NATURE  OF  JOINT  VENTURE  AND  TERMS  OF  JOINT  VENTURE  AGREEMENT

Tempe Valley Plaza, Ltd. (the "Joint Venture"), was organized December 13, 1993 by predecessor partners to Amresco/Weingarten Retail Partners, L.P. ("Amresco"), a Delaware limited partnership, as limited partner, and Weingarten/Nostat, Inc. ("Nostat"), a Texas corporation, as general partner. Amresco and Nostat are, collectively, the "Venturers." The business purposes of the Joint Venture include, but are not limited to, owning, refurbishing, operating, managing, and leasing a shopping center (the "Center") located in Tempe, Arizona. The ownership interests of Amresco and Nostat in the Joint Venture are 85% and 15%, respectively.

For financial reporting and federal income tax purposes, net income is generally allocated to the Venturers in amounts equal to distributable funds (as defined in the Joint Venture Agreement) received by each of the Venturers during the period. Net losses shall be allocated 60% to Amresco and 40% to Nostat.
Distributable funds are determined quarterly and distributed in the following priority:

     (a)    The  repayment  of  any  accrued  interest  on  loans.

     (b) A cumulative return of 8% annual simple interest on Amresco's capital contributions.

     (c) A cumulative return of 8% annual simple interest on Nostat's capital contributions.

     (d) Remaining distributable funds shall be distributed 60% to Amresco and 40% to Nostat.

2.  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

USE  OF  ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the balance sheet dates.

PROPERTY

Property is carried at cost. Depreciation is computed using the straight-line method based on estimated useful lives of 5 to 40 years. Repairs and maintenance are charged to expense.

LEASE  COSTS

Lease costs are amortized primarily on a straight-line basis over the lives of the leases.

RENTAL  REVENUE

Rental revenue is generally recognized on a straight-line basis over the life of the lease. Contingent rentals (payments for taxes, insurance, and maintenance by the lessees and for an amount based on a percentage of the tenants' sales) are estimated and accrued over the lease year.

INCOME  TAXES

Income taxes are not provided because each of the Venturers reports its share of taxable income or loss in its tax return.

3.  RENTALS  UNDER  OPERATING  LEASES

The Center's lease terms range from 3 years for smaller tenant spaces to 25 years for larger tenant spaces. In addition to minimum lease payments, most of the leases provide for contingent rentals.

Minimum future rental income on noncancelable operating leases as of December 31, 1997 is: $929,650 in 1998; $847,573 in 1999; $740,458 in 2000; $710,190 in
2001; $534,358 in 2002; and $6,989,032 thereafter. The future minimum lease payments do not include estimates for contingent rentals. Such contingent rentals aggregated $287,285, $276,749, and $298,675 in 1997, 1996, and 1995,
respectively.

4.  DISTRIBUTIONS  TO  VENTURERS

As described in Note 1, the Joint Venture Agreement (the "Agreement") provides for preferential distribution of distributable funds to Amresco, which is cumulative from year to year. Required distributions to Nostat, after satisfaction of Amresco's preference, are also cumulative. In accordance with the Agreement, Amresco and Nostat received a distribution of $125,378 and $27,014, respectively, in 1997 based on distributable funds of the Joint
Venture  at  December  31,  1996.  See  Note  9  for  additional information.

5.  NOTES  PAYABLE  TO  AFFILIATES

At  December  31,  1997,  notes  payable  to  affiliates  were  as  follows:


                                                                       AMRESCO/
                                                                      WEINGARTEN
                                                     WEINGARTEN         RETAIL
                                           TOTAL    NOSTAT, INC.    PARTNERS, L.P.
                                          --------  -------------  -----------------
Mandatory loans, bearing interest at 8 %  $160,868  $      64,347  $          96,521


6.  RELATED  PARTY  TRANSACTIONS

Weingarten Realty Management Company ("WRMC") is the manager of the Center. WRMC is an affiliate of Nostat because both WRMC and Nostat are wholly owned subsidiaries of Weingarten Realty Investors ("WRI"). The Joint Venture pays
WRMC a monthly management fee equal to 5% of gross income and a lump-sum leasing fee generally equal to 4% of net minimum rental, less certain exclusions defined in the Agreement. WRMC also receives fees for performing certain other operating and administrative functions including in-house legal services. In addition, the Joint Venture reimbursed WRI for development costs. The total paid to WRI and its subsidiary during 1997, 1996, and 1995 was $193,512, $72,019, and $53,626, respectively.


7.  MAJOR  TENANT

Fry's Food Store ("Fry's"), the major tenant of the Center, leases a total of 60,145 square feet, or approximately 44% of the leased premises. Revenues from Fry's for the years ended December 31, 1997, 1996, and 1995 were $327,424, $326,642, and $324,118, respectively, and receivables at December 31, 1997 and 1996 were $9,069 and $43,804, respectively.

8.  CHANGES  IN  OPERATING  ACCOUNTS

The effect of changes in the operating accounts on cash flows from operating activities is as follows:

                                                  YEAR ENDED DECEMBER 31,
                                                1997       1996       1995
                                             ----------  ---------  --------
Decrease (increase) in:
Accrued rent and accounts receivable         $  33,470   $ (9,333)  $ 4,346
Other assets - primarily lease costs          (118,330)   (25,010)   (8,013)
Increase (decrease) in:
Accounts payable and accrued expenses           (6,430)    13,149    59,231
Other liabilities                               17,150      5,548    (3,935)
                                             ----------  ---------  --------
Net effect of changes in operating accounts  $ (74,140)  $(15,646)  $51,629
                                             ==========  =========  ========


9.  SUBSEQUENT  EVENT

At the close of business on December 31, 1997, WRI purchased Amresco's interest in four joint ventures, including Amresco's interest in the Joint
Venture for $6,195,500. Also, WRI funded $400,000 to Amresco as the 1997 estimated quarterly distribution of distributable funds for all four joint ventures. The purchase agreement allows for final adjustments to the purchase price based on actual cash proceeds from the liquidation of year-end working capital items. This transaction is not reflected in the financial statements.

                         WEINGARTEN REALTY INVESTORS
             PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED INCOME
                         YEAR ENDED DECEMBER 31, 1997
                                  (Unaudited)

                   (in thousands, except per share amounts)

This unaudited Pro Forma Condensed Statement of Consolidated Income is presented as if (A) the acquisitions of Rainbow Plaza Shopping Center and the AMRESCO/Weingarten Joint Venture Interests, and (B) the acquisition of other properties as set forth in the Notes and Significant Assumptions, has occurred as of January 1, 1997. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. This unaudited Pro Forma Condensed Statement of Consolidated Income is not necessarily indicative of what actual results of operations would have been had these transactions occurred on January 1, 1997, nor does it purport to represent the results of operations for future periods.


                                                          Adjustments
                                                        for Acquisition      Adjustment
                                                          of Acquired        for Other        Pro
                                          Historical     Properties(A)    Acquisitions(B)    Forma
                                          -----------  -----------------  ----------------  --------
Revenue:

Rentals                                   $   169,041  $          7,028   $          2,926  $178,995
Interest                                        2,487                22                  0     2,509
Other                                           2,984              (613)                13     2,384
Total Revenue                                 174,512             6,437              2,939   183,888
                                          -----------  -----------------  ----------------  --------

Expenses:

Operating                                      27,131               829                487    28,447
Ad Valorem Taxes                               22,110               807                381    23,298
Depreciation & Amortization                    37,976             1,796                434    40,206
Interest                                       30,009             3,575              1,367    34,951
General &  Administrative                       5,647                                          5,647
Total Expenses                                122,873             7,007              2,669   132,549
                                          -----------  -----------------  ----------------  --------

Income (Loss) From Operations                  51,639              (570)               270    51,339
Gain on Sales of Property and Securities        3,327                                          3,327

Net Income                                $    54,966  $           (570)  $            270  $ 54,666
                                          ===========  =================  ================  ========

Net Income per Common Share               $      2.06                                       $   2.05
                                          ===========                                       ========

Net Income per Common Share
Assuming Dilution                         $      2.06                                       $   2.05
                                          ===========                                       ========

Weighted Average Number of
Common Shares Outstanding                      26,638                                         26,638
                                          ===========                                       ========

Weighted Average Number of
Common Shares Outstanding
Assuming Dilution                              26,671                                         26,671
                                          ===========                                       ========


                         WEINGARTEN REALTY INVESTORS
                      NOTES AND SIGNIFICANT ASSUMPTIONS
                         YEAR ENDED DECEMBER 31,1997
                                  (Unaudited)


(A) ACQUISITION OF RAINBOW PLAZA SHOPPING CENTER AND AMRESCO/WEINGARTEN JOINT VENTURE INTEREST

On October 22, 1997, the Company acquired Phases II and III of Rainbow Plaza, a 280,000 square foot shopping center located in Las Vegas, Nevada for $30.3 million. The purchase price was funded with $12.9 million borrowed under the Company's revolving credit facility (average rate of 6.3%) and the assumption of $17.4 million of debt (rate of 8.75%). Rainbow Plaza is located at Rainbow and Charleston Boulevards and is situated on 24.3 acres. Developed between 1992 and 1995, Rainbow is anchored by Home Depot, JCPenney Home Store, Ultimate Electronics and the Q-Club and is currently 100% leased. The purchase price was allocated between land and buildings, with the buildings depreciated over a period of forty years. Pro forma revenue and expenses, other than interest and depreciation, represent the historical amounts of Rainbow Plaza.

On December 31, 1997, the Company completed the purchase of its joint venture partner's interest in four shopping centers located in Texas, New Mexico and Arizona. The partner's previous interest was 85% of each property. The seller was AMRESCO/Weingarten Retail Partnership L.P. and the sales price was $26.4 million, which was borrowed under the Company's revolving credit facilities (average rate of 6.3%). AMRESCO is an advisor to pension funds who sold the properties on behalf of several clients.

The  properties  included  in  the  purchase  are  as  follows:

1) Independence Plaza located at Independence and Town East Boulevard in Mesquite, Texas, a suburb of Dallas. Independence contains 179,100 square feet and is anchored by Baby Superstore and Sak 'N Sav Grocery.
2) Eastdale Shopping Center located at Candelaria Road and Eubanks Boulevard in Albuquerque, New Mexico. Eastdale contains 111,000 square feet and is anchored by Skaggs Supermarket.
3) Coronado Hills Shopping Center located at Mesa Street and Balboa Drive in El Paso, Texas. Coronado contains 127,100 square feet and is anchored by Anthony's, Cloth World, Furr's Supermarket and AutoZone.
4) Frys Valley Shopping Center located at Southern and McClintock Streets in Tempe, Arizona. Frys Valley contains 145,100 square feet and is anchored by Fry's Foods, Hancock Fabrics and Paddock Pools.

Collectively, the four properties add an additional 478,000 square feet to the portfolio and have an average occupancy of 91.5%. The purchase price was allocated between land and buildings, with the buildings depreciated over a period of forty years. Pro forma revenue and expenses, other than interest and depreciation, represent the historical amounts of the AMRESCO/Weingarten Joint Venture properties on a fully consolidated basis, adjusted for the elimination of the equity in the income of the joint venture which was previously accounted for under the equity method.

B)  OTHER  ACQUISITIONS

All of the acquisitions described below (the "Other Acquisitions") were purchased with borrowings under the Company's revolving credit facilities (average rate of 6.3%) and the aggregate purchase price of $54.3 million was allocated between land and buildings, with buildings depreciated over a period of forty years. Pro forma revenues and expenses other than interest and depreciation for the Other Acquisitions through the date of acquisition are based on unaudited information provided by the sellers of the properties. Unaudited financial information has been prepared on a basis consistent with the historical information.

On March 19, 1997, the Company purchased Southcliff Shopping Center located in Fort Worth, Texas. Developed in 1968, the center is located on 13.0 acres and was 95% leased at the date of purchase. Located at the intersection of Interstate 20 and Granbury Road, this 116,000 square foot shopping center is anchored by Pancho's Mexican Restaurant, Cloth World and Armbrister's Hardware.

On April 28, 1997, the Company purchased Rancho Encanto Plaza located in Phoenix, Arizona. Developed in 1988, the center contains 71,000 square feet and is situated on 5.95 acres. The center was 94.7% leased at the date of purchase and is anchored by ABCO Supermarket and Berean Book Store. On May 12, 1997, the Company purchased West State Plaza located in Kansas City, Kansas. Located at the intersection of 75th Street and State Avenue, West State contains 94,000 square feet and was 69% leased when purchased. Developed in 1985, the center is situated on 9.3 acres and is anchored by Big Lots, a popular discount store, and Westlake Hardware.

On May 14, 1997, the Company acquired Desert Square Shopping Center in Tucson, the Company's seventh property in Arizona. Located on the northeast corner of Golf Links and Kolb Road, the center contains 98,000 square feet and is situated on 10.5 acres. Anchored by Safeway, Wells Fargo, Auto Zone and Salvation Army, Desert Square was 97% leased.

On May 23, 1997, the Company acquired the Corporate I and II office/service center in Austin, Texas. Located on Research Boulevard (Highway 183) at Putnam Drive, the project contains 117,000 square feet and is situated on 7.5 acres. Corporate I was developed in 1979 while Corporate II was built in 1983. The total project contains five separate one-story buildings and was 94.3% leased when acquired. Major tenants include Windsport, Pitney Bowes, Inc. and a division of the State Highway and Public Transportation Department.

On June 3, 1997, the Company purchased Stonecrest Business Center located in Houston, Texas. This office/service center contains five separate one-story buildings totaling 111,000 square feet and was 77% leased when purchased. Stonecrest was developed in 1979 and is situated on 7.1 acres. Major tenants include Carrousel Production, Flintlock, Ltd. and RLPH Development.

On June 20, 1997, the Company purchased the Grand Plaza Shopping Center in Amarillo, Texas. Located on the southwest corner of Interstate 40 and Grand Street, the center contains 75,000 square feet and is situated on 7.08 acres. Developed in 1985, Grand Plaza is anchored by United Supermarket and Dollar General. The center was 82% leased when purchased. On November 7, 1997, the Company purchase the second phase of this shopping center. This 82,000 square foot building is located on 7.5 acres and was 80% leased when purchased. Major tenants are Country General and Beall's.

On July 9, 1997, the Company acquired Phase II of League City Plaza, located adjacent to Phase I which the Company acquired in 1993. Located in League City, just south of Houston, Phase II contains 20,000 square feet and is situated on 2.44 acres of which 1.44 acres are undeveloped. Phase II is 100% leased and anchored by Pancho's Mexican Restaurant.

On August 20, 1997, the Company purchased West Ten Business Center II. The 83,000 square foot warehouse is located on Interstate 10 in Houston and is situated on 3.4 acres adjacent to the Company's West Ten Business Center. This project was vacant when purchased.

On August 22, 1997, the Company purchased a Kmart center in Houston, Texas. The Company will redevelop the site by expanding the Kmart store and building a new supermarket along with some additional retail space. The center will contain about 200,000 square feet when complete and is expected to be open in the fall of 1998. On December 10, 1997, the Company purchased a 5,460 square foot building located on a pad site adjacent to this center. The building is leased to Monterey House restaurant.

On October 22, 1997, the Company acquired Academy Place, a 84,000 square foot shopping center in Colorado Springs, Colorado. Located at the intersection of Academy and Union Boulevards, the center is situated on 9.34 acres and is anchored by Ross Dress for Less and Famous Footwear. It is also strategically placed between a Safeway supermarket and a Target store, both of which are owned by others. Developed in 1982, Academy Place was 97.4% leased when purchased.



                          WEINGARTEN REALTY INVESTORS
               STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                  AND CASH TO BE MADE AVAILABLE BY OPERATIONS
              FOR A TWELVE MONTH PERIOD ENDING DECEMBER 31, 1997
                                  (Unaudited)


Revenue:. . . . . . . . . . . . . . . . . . . . . .  $9,954

Expenses:
Operating . . . . . . . . . . . . . . . . . . . . .   1,316
Ad Valorem Taxes. . . . . . . . . . . . . . . . . .   1,188
Depreciation & Amortization . . . . . . . . . . . .   2,230
Interest. . . . . . . . . . . . . . . . . . . . . .   4,942
Total Expenses. . . . . . . . . . . . . . . . . . .   9,676
                                                     -------

Estimated Taxable Operating Loss. . . . . . . . . .    (278)

Add back depreciation and amortization. . . . . . .   2,230

Estimated Cash to be Made Available from Operations  $1,952
                                                     =======


Note: This statement of estimated taxable operating results and estimated cash to be made available from operations is an estimate of operating results for all properties acquired by the Company during the year ended December 31, 1997 and does not purport to reflect actual results for any period.






(c)  Exhibits
     Exhibit  Number     Description
     ---------------     -----------


         23.1            Consent  of  Deloitte  &  Touche  LLP

         23.2            Consent  of  Ernst  &  Young  LLP

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          WEINGARTEN  REALTY  INVESTORS
                                          -----------------------------
                                                   (Registrant)



                                          BY:     /s/  Stephen  C.  Richter
                                             --------------------------------
                                                  Stephen  C.  Richter
                                            Senior  Vice  President/Financial
                                             Administration  and  Treasurer
                                            (Principal  Accounting  Officer)



DATE:     April  24,  1998
          ----------------